EXHIBIT 99.1: DERIVED INFORMATION

LEHMAN BROTHERS


                         PROVIDENT BANK [LOGO OMITTED]

                    $515,000,000 Certificates (approximate)
                 Provident Bank Home Equity Loan Trust 1999-1


                   $200,000,000 Certificates Offered Hereby

                    The Provident Bank (Seller & Servicer)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                             Certificates Offered
                             Group I - To 10% Call

                                                    Est. Prin.      Expected       Stated          Expected
             Approx.                     Est.       Pmt Window        Final         Final          Ratings
 Class         Size         BMark      WAL (yrs)       (mos)        Maturity      Maturity       (Mdy's/S&P)
  A-1      $200,000,000    1 mo. LI      3.49         1 - 93        12/25/06       3/25/29         Aaa/AAA



                                 Pricing Speed

Group I:  115% PPC on the Fixed HELs

(100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter)

                               Summary of Terms

Dated Date/Settlement Date:           March 31,1999

Delay Days:                           0 days

Day Count:                            Act/360

Distribution  Date:                   25th  of  each   month,   or  the   next
                                      succeeding  Business Date (First Payment
                                      Date: April 26,1999)

Interest Accrual:                     1mo Libor + []% subject to a 13% cap. If
                                      the Cleanup Call is not  exercised,  the
                                      margin  on the  Class  A-1  Certificates
                                      will  step  up  to  twice  the   initial
                                      margin.

Cleanup  Call:                        The deal is  eligible  for call when the
                                      combined outstanding Principal Balance of Group I and Group II reaches 10% of their combined initial Principal Balance as of the Closing Date.

Principal  Allocation:                Principal  is  paid  to  the  Class  A-1
                                      Certificates from principal collected on the Group I Mortgage Loans.

Credit Enhancement:                   MBIA  will   unconditionally   guarantee
                                      timely payments of interest and ultimate
                                      payment    of     principal    on    the
                                      Certificates.

Clearing:                             DTC, Euroclear or Cedel


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                          Group I Collateral Summary

Collateral statistics for the Initial Group I Mortgage Loans are listed below as of the Cut-Off Date.

Total Number of Loans                                                           1,915
Total Outstanding Loan Balance                                        $130,004,959.97
Balloon (% of Total)                                                           37.96%
Average Loan Principal Balance                                             $67,887.71       $10,493.59 - $249,600.00
WA Coupon                                                                      10.60%                 6.50% - 16.40%
WA Original Term (mo.)                                                            262                       60 - 360
WA Remaining Term (mo.)                                                           261                       53 - 360
WA CLTV                                                                        76.88%                14.08% - 90.00%
WA Second Mortgage Ratio                                                       32.32%
(for 2nd liens only)
Lien Position (first/second)                                           96.92% / 3.08%
Property Type
        Single Family                                                          88.50%
        Two- to Four-Family                                                     5.61%
        Condominium                                                             3.18%
        Planned Unit Development (PUD)                                          2.71%
Occupancy Status
        Owner Occupied                                                         89.79%
        Non-Owner Occupied                                                     10.21%
Geographic Distribution
other states account individually for less than                      OH         8.06%
5% of pool balance                                                   MI         7.26%
                                                                     FL         7.19%
                                                                     NC         6.84%
                                                                     TN         5.61%
                                                                     GA         5.30%
First Pay Date                                                     1998        22.57%
                                                                   1999        77.43%
Delinquency
     Current                                                                   99.75%
     30 - 59 Days Delinquent                                                    0.25%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                        Group I Collateral Summary

Collateral statistics for the Initial Group I Mortgage Loans are listed below as of the Cut-Off Date.

Credit Class                    A        28.90%       C           8.23%
                                A-       22.49%       D           0.36%
                                B+       10.51%       M           2.40%
                                B        16.04%       Q          11.08%
Prepayment Penalty            Yes        58.62%
                               No        41.38%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of The Provident Bank relating to Provident Bank Home Equity Loan Trust 1999-1, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                    \s\  PricewaterhouseCoopers LLP
                                         --------------------------
                                         PricewaterhouseCoopers LLP



New York, New York
March 25, 1999